SUPPLEMENT TO THE PROSPECTUS
DATED APRIL 30, 2001

NORTHWESTERN MUTUAL SERIES FUND, INC.

     Four new Portfolios have been added to Northwestern Mutual Series Fund, Inc. (the "Fund") and the names of two of the other Portfolios have been changed to include the names of the investment advisers for those two Portfolios. This supplement changes the Fund's prospectus to include information about the four new Portfolios and to reflect the name changes.

     The four new Portfolios are as follows:

     -  T. Rowe Price Small Cap Value Portfolio

     -  International Growth Portfolio

     -  Capital Guardian Domestic Equity Portfolio

     -  Asset Allocation Portfolio

     The name of the International Equity Portfolio has been changed. The Portfolio is now the Franklin Templeton International Equity Portfolio. The name of the Growth and Income Stock Portfolio has been changed. The Portfolio is now the J.P. Morgan Select Growth and Income Stock Portfolio.

     You should read this supplement together with the Fund prospectus which you have already received. You may obtain a new prospectus for your variable annuity contract or variable life insurance policy from your Northwestern Mutual Financial Representative, or we will send you a new prospectus if you call us at
(414) 271-1444 or write to us at 720 East Wisconsin Avenue, Milwaukee, WI 53202. A new prospectus for the Fund will be attached to the new prospectus for your contract or policy.

CONTENTS

                                                                PAGE
                                                                ----
Investment Objectives and Strategies for the Four New
  Portfolios................................................      1
Main Risks..................................................      1
Risks for Stocks............................................      2
Risks for Fixed Income Securities...........................      2
  Performance...............................................      3
     T. Rowe Price Small Cap Value Portfolio................      3
     Capital Guardian Domestic Equity Portfolio.............      4
     Asset Allocation Portfolio.............................      5
Investment Objectives, Strategies and Risks.................      6
  T. Rowe Price Small Cap Value Portfolio...................      6
  International Growth Portfolio............................      7
  Capital Guardian Domestic Equity Portfolio................      8
  Asset Allocation Portfolio................................      9
Management of the Fund and the New Portfolios...............     10
  Portfolio Managers........................................     10
  Investment Advisory Fees and Other Expenses...............     11
  Taxes and Dividends.......................................     13

            THE DATE OF THIS PROSPECTUS SUPPLEMENT IS JULY 31, 2001.

INVESTMENT OBJECTIVES AND STRATEGIES FOR
THE FOUR NEW PORTFOLIOS

     T. ROWE PRICE SMALL CAP VALUE PORTFOLIO The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective by investing primarily in small companies whose common stocks are believed to be undervalued.

     INTERNATIONAL GROWTH PORTFOLIO The investment objective of the International Growth Portfolio is long-term capital appreciation. Normally, the Portfolio invests at least 80% of its assets in non-U.S. securities. In addition to common stocks, the Portfolio may invest in preferred stocks, convertible bonds, warrants and money market instruments.

     CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO The investment objective of the Capital Guardian Domestic Equity Portfolio is long-term growth of capital and income. The Portfolio seeks to achieve this objective by investing primarily in the stocks of larger American companies.

     ASSET ALLOCATION PORTFOLIO The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among common stocks, bonds and cash. Stocks may include foreign stocks and bonds may include non-investment grade obligations.

MAIN RISKS

     The fifteen Portfolios now included in the Fund represent varying amounts of risk. The amount of investment risk for a Portfolio depends on the types of securities in which the Portfolio invests and the investment strategies it uses. All investments present some risk. We list here all of the fifteen Portfolios in the sequence that we think reflects the relative risk they present. The Small Cap Growth Stock Portfolio presents the most investment risk. The Money Market Portfolio presents less investment risk than any of the others.
1.   Small Cap Growth Stock Portfolio
2.   T. Rowe Price Small Cap Value Portfolio
3.   Aggressive Growth Stock Portfolio
4.   International Growth Portfolio
5.   Franklin Templeton International Equity Portfolio
6.   Index 400 Stock Portfolio
7.   Growth Stock Portfolio
8.   J.P. Morgan Select Growth and Income Stock Portfolio
9.   Capital Guardian Domestic Equity Portfolio
10. Index 500 Stock Portfolio
11. Asset Allocation Portfolio
12. Balanced Portfolio
13. High Yield Bond Portfolio
14. Select Bond Portfolio
15. Money Market Portfolio

     The prospectus briefly describes many of the principal risks presented by investments in various kinds of securities and indicates which of the fifteen Portfolios are most clearly associated with each of the principal risks. The following paragraphs indicate which of the principal risks described in the prospectus are most clearly associated with each of the four new Portfolios. But you should be aware that each of the four new Portfolios has broad authority to invest at least part of its assets in a wide range of securities, and to engage in many different kinds of investment practices. The following indication of the principal risks most clearly associated with each of the four new Portfolios is not intended to identify all of the risks you would incur as an investor in those Portfolios.

RISKS FOR STOCKS

     VALUE STOCKS The risks for value stocks as described in the prospectus are clearly presented by the operations of the T. Rowe Price Small Cap Value Portfolio and the Capital Guardian Domestic Equity Portfolio.

     SMALL CAP STOCKS The risks for Small Cap Stocks as described in the prospectus are clearly presented by the operations of the T. Rowe Price Small Cap Value Portfolio.

RISKS FOR FIXED INCOME SECURITIES

     INTEREST RATE RISK as described in the prospectus is clearly presented by the operations of the Asset Allocation Portfolio.

     RISKS FOR INTERNATIONAL SECURITIES The risks for foreign securities as described in the prospectus are clearly presented by the operations of the International Growth Stock Portfolio. The T. Rowe Price Small Cap Value, Capital Guardian Domestic Equity and Asset Allocation Portfolios may also invest a portion of their assets in foreign securities and, to that extent, the performance of those Portfolios may be affected by the associated risks.

     RISKS FOR FINANCIAL FUTURES CONTRACTS Each of the four new Portfolios may use financial futures contracts in pursuit of its investment objectives. These instruments are used as a hedge against changes in the market value of common stocks or changes in prevailing levels of interest rates. Futures may also be used as a cash management tool or as an efficient means of adjusting a Portfolio's overall exposure to certain markets. Successful use of these instruments requires special skills, knowledge and techniques. Gains or losses from positions in financial futures contracts may be much greater than the amounts invested, and their prices can be highly volatile.

     ASSET ALLOCATION RISK The asset allocation risk as described in the prospectus is clearly presented by the operations of the Asset Allocation Portfolio.

PERFORMANCE
     No shares of the T. Rowe Price Small Cap Value, International Growth, Capital Guardian Domestic Equity and Asset Allocation Portfolios were outstanding until July 31, 2001 when the operations of these portfolios began.
     THE PERFORMANCE SHOWN IN THE FOLLOWING CHARTS FOR THE T. ROWE PRICE SMALL CAP VALUE, CAPITAL GUARDIAN DOMESTIC EQUITY AND ASSET ALLOCATION PORTFOLIOS DOES NOT SHOW YOU THE PERFORMANCE OF THOSE PORTFOLIOS, BUT SHOWS YOU THE PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY THE SAME INVESTMENT ADVISERS.

T. ROWE PRICE SMALL CAP VALUE PORTFOLIO
     The T. Rowe Price Small Cap Value Portfolio has no historical performance to report because its operations will begin on July 31, 2001. The chart below shows the historical performance of the T. Rowe Price Small-Cap Value Fund, Inc. This fund has investment objectives and policies that are substantially similar to those of the T. Rowe Price Small Cap Value Portfolio and is managed by the same portfolio manager. This information shows the historical track record of the portfolio manager and is not intended to imply how the T. Rowe Price Small Cap Value Portfolio has performed or will perform. Investments made by the Portfolio at any given time may not be the same as those made by the T. Rowe Price fund. Different performance will result due to factors such as differences in cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions. The returns shown below do not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy, and would be lower if they did.
     THIS CHART DOES NOT SHOW YOU THE PERFORMANCE OF THE T. ROWE PRICE SMALL CAP VALUE PORTFOLIO -- IT SHOWS THE PERFORMANCE OF A SIMILAR FUND MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000

                         T. ROWE PRICE         T. ROWE PRICE SMALL-CAP VALUE FUND          RUSSELL
                           SMALL-CAP      ADJUSTED TO REFLECT ESTIMATED EXPENSES OF THE     2000
YEAR                      VALUE FUND         T. ROWE PRICE SMALL CAP VALUE PORTFOLIO        INDEX
----                     -------------    ---------------------------------------------    -------
1 Year...............       19.77%                           19.69%                        -3.02%
5 Years..............       11.08%                           11.00%                         8.88%
10 Years.............       15.73%                           15.77%                        13.85%

     The returns in the first column (after "Year") reflect the advisory fees and expenses for the T. Rowe Price Small-Cap Value Fund.
     The second column shows the gross performance for the T. Rowe Price Small-Cap Value Fund, adjusted to reflect the estimated fees and expenses for the T. Rowe Price Small Cap Value Portfolio.
     The last column shows the performance of the Russell 2000 Index, an annualized index of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, based on total market capitalization. Results include reinvested dividends.

CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO

     THE CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO HAS NO HISTORICAL PERFORMANCE TO REPORT BECAUSE ITS OPERATIONS WILL BEGIN ON JULY 31, 2001. The chart below shows the historical performance of the Capital Guardian U.S. Value Equity Composite, calculated according to the standards set by the Association for Investment Management and Research (AIMR). The composite consists of all of the accounts managed by Capital Guardian Trust Company that have investment objectives and policies substantially similar to those of the Capital Guardian Domestic Equity Portfolio. This information shows the historical track record of Capital Guardian Trust Company and is not intended to imply how the Capital Guardian Domestic Equity Portfolio has performed or will perform. The returns shown below do not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy, and would be lower if they did.

     THIS CHART DOES NOT SHOW YOU THE PERFORMANCE OF THE CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO -- IT SHOWS THE PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY CAPITAL GUARDIAN TRUST COMPANY.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000

                                                 CAPITAL GUARDIAN TRUST COMPANY
                                                  U.S. VALUE EQUITY COMPOSITE
                       CAPITAL GUARDIAN TRUST    ADJUSTED TO REFLECT ESTIMATED
                         COMPANY U.S. VALUE     EXPENSES OF THE CAPITAL GUARDIAN   S&P 500
YEAR                      EQUITY COMPOSITE         DOMESTIC EQUITY PORTFOLIO        INDEX
----                   ----------------------   --------------------------------   -------
1 Year...............          18.68%                        17.78%                 -9.1%
5 Years..............          17.92%                        17.03%                 18.3%
Since Inception......          17.47%                        16.58%                 17.4%

     The accounts in the composite were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected investment performance.

     The first column (after "Year") shows performance for the Capital Guardian Trust Company U.S. Value Equity Composite based on the total return, gross of management fees. If management fees or other expenses normally paid by mutual funds were deducted, returns would be lower.

     The second column shows the gross performance for the Capital Guardian Trust Company U.S. Value Equity Composite, adjusted to reflect the estimated fees and expenses for the Capital Guardian Domestic Equity Portfolio.

     The last column shows the performance of the S&P 500 Index, an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Results include reinvested dividends.

ASSET ALLOCATION PORTFOLIO

     THE ASSET ALLOCATION PORTFOLIO HAS NO HISTORICAL PERFORMANCE TO REPORT BECAUSE ITS OPERATIONS WILL BEGIN ON JULY 31, 2001. The chart below shows the historical performance of the Asset Allocation Fund of Mason Street Funds, Inc. This fund has the same investment objectives and policies as the Asset Allocation Portfolio and is managed by the same investment adviser. This is the only account managed by Northwestern Mutual Investment Services, LLC that has such investment objectives and policies. This information shows the historical track record of the portfolio manager and is not intended to imply how the Asset Allocation Portfolio has performed or will perform. The returns shown below do not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy, and would be lower if they did.

     THIS CHART DOES NOT SHOW YOU THE PERFORMANCE OF THE ASSET ALLOCATION PORTFOLIO -- IT SHOWS THE PERFORMANCE OF A SIMILAR FUND MANAGED BY NORTHWESTERN MUTUAL INVESTMENT SERVICES, LLC.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000

                                                          MERRILL LYNCH     MERRILL LYNCH
                       ASSET ALLOCATION FUND   S&P 500   DOMESTIC MASTER   91-DAY TREASURY
YEAR                   OF MASON STREET FUNDS    INDEX         INDEX          BILL INDEX
----                   ---------------------   -------   ---------------   ---------------
1 Year...............          7.26%            -9.1%        11.73%             6.18%
Since inception(1)...         16.69%           17.56%         7.85%             5.40%

---------------
(1) From the Asset Allocation Fund's inception on March 31, 1997.

     The returns in the first column (after "Year") reflect advisory fees and expenses for the Asset Allocation Fund, Class A, without initial sales charge. We estimate that the total expense ratio for the Asset Allocation Portfolio will be lower.

     The second column shows the performance of the S&P 500 Index, an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Results include reinvested dividends.

     The third column shows the performance of the Merrill Lynch Domestic Master Index, an unmanaged market value weighted index comprised of U.S. government, mortgage and investment grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

     The last column shows the performance of the Merrill Lynch 91-Day Treasury Bill Index, which is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

     The investment objectives, strategies and risks of each of the four new Portfolios are described below.

     The main risks for each kind of security are briefly identified in the prospectus. Some of the risks are also discussed in the descriptions of the Portfolios below.

T. Rowe Price Small Cap Value Portfolio

     The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. Normally, the Portfolio will invest at least 65% of its total assets in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase. However, the Portfolio will not sell a stock just because the company has grown to a market capitalization of more than the largest company in the Russell 2000 Index and, on occasion, may purchase companies with a market capitalization of more than the largest company in the Russell 2000 Index. The in-house research team at T. Rowe Price seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, management generally looks for some of the following:

     - Low price/earnings, price/book value, or price/cash value ratios relative to the S&P 500, the company's peers, or its own historic norm.
     -  Low stock price relative to a company's underlying asset values.
     - Above average dividend yield relative to a company's peers or its own historic norm.
     -  A plan to improve the business through restructuring.
     -  A sound balance sheet and other positive financial characteristics.

     While most assets will be invested in U.S. common stocks, the Portfolio may also buy other securities, including foreign stocks, futures, and options, in keeping with the objectives of the Portfolio.

     The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

     A certain portion of Portfolio assets will be held in money market reserves. Portfolio reserve positions are expected to consist primarily of shares of one or more T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on portfolio investments in money market reserves. The effect of taking such a position is that the Portfolio may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

International Growth Portfolio

     The investment objective of the International Growth Portfolio is long-term capital appreciation. Normally, the International Growth Portfolio invests at least 80% of its assets in non-U.S. securities. The investments comprising the International Growth Portfolio will be chosen individually, reflecting the managers' assessment of their attractiveness. Equities purchased will possess, in the managers' judgment, a combination of solid fundamentals, attractive valuation, and positive technical evaluation. Companies judged to have a positive fundamental situation are likely to exhibit either a history of superior sales and profit growth or expectations of such growth, strong product/service positioning, experienced management, and solid or improving financial position. Prices are evaluated in reference to the company's own expected growth, comparable companies within the same or similar industries, and/or companies with similar expected growth characteristics. Technical indicators would include such things as past price performance and anticipated supply and demand balance. Industry and country weights within the Portfolio, while monitored as a gauge of the Portfolio's exposure to risk, are treated primarily as by-products of the stock selection process. The equities in the Portfolio will include small, medium, and large capitalization issues. Current income will be a secondary consideration in stock selection.

     In addition to common stocks, the Portfolio may invest in preferred stocks, convertible bonds, and warrants. The Portfolio may also invest in money market instruments, including U.S. government and agency securities, short term commercial paper, and foreign government securities. When market conditions lead the portfolio to adopt a defensive posture, it may not invest, or may invest less, in the international stocks in which it ordinarily invests.

     The International Growth Portfolio may also purchase and sell financial futures contracts, stock index futures contracts, foreign equity swaps, and foreign currency futures contracts. It may engage in such transactions only to the extent that the sum of the initial margin deposits for all open positions does not exceed 5% of the Portfolio's total assets.

     The International Growth Portfolio may effect securities transactions, as described above, in any foreign country. Some of the risks associated with investments in non-U.S. securities are identified in the description of the Franklin Templeton International Equity Portfolio in the prospectus.

Capital Guardian Domestic Equity Portfolio

     The investment objective of the Capital Guardian Domestic Equity Portfolio is long-term growth of capital and income. The Portfolio normally will invest primarily in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts (ADRs) and other U.S. registered securities. The companies in which the Portfolio invests will generally have a market value of $1 billion dollars or more at the time of purchase.

     Based on the research carried out by the investment adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the Portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

     The Portfolio may invest up to 15% of its total assets in foreign securities. Some of the risks associated with foreign securities are identified in the description of the Franklin Templeton International Equity Portfolio in the prospectus. When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high quality debt securities, including short-term obligations for temporary or defensive purposes. This may detract from achievement of the Portfolio's investment objective.

Asset Allocation Portfolio

    The investment objective of the Asset Allocation Portfolio is as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Portfolio seeks to achieve its objective through a flexible policy of allocating assets among common stocks, bonds and cash.

    Under normal market conditions, the Portfolio's net assets will be allocated according to a benchmark of 50-70% stocks, 25-35% bonds and 0-15% cash. NMIS intends to actively manage the Portfolio's assets, maintaining a balance over time between investment opportunities and their associated potential risks. In response to changing market and economic conditions, NMIS may reallocate the Portfolio's net assets among these asset categories. Those allocations normally will be within the ranges indicated above. However, in pursuit of total return, NMIS may under-allocate or over-allocate the Portfolio's net assets in a particular category.

    Not more than 75% of the Portfolio's net assets may be invested in either the stock sector or the bond sector. Up to 100% of the Portfolio's net assets may be invested in money market instruments. No minimum percentage has been established for any of the sectors.

    The stock portion of the Portfolio may be invested in any of the types of securities eligible for the other Portfolios that invest in stocks, including foreign securities. To take advantage of investment opportunities around the world, the Portfolio will normally invest 20-25% of its stock investments in foreign stocks (including both direct investments and depositary receipts) but will not invest more than 50% of its equity investments in foreign equities. Foreign investments involve risks not normally found when investing in securities of U.S. issuers. These risks are described in the prospectus.

    The bond portion of the Portfolio may be invested in any of the types of securities eligible for the Select Bond Portfolio or the High Yield Bond Portfolio. The Portfolio may purchase securities on a "when-issued" or forward commitment basis. Bonds purchased by the Portfolio will be primarily investment-grade debt obligations, although the Portfolio may invest up to 10% of its total assets in noninvestment-grade debt obligations.

    The cash portion of the Portfolio may include, but is not limited to, debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper, banker's acceptances, certificates of deposit and time deposits. The Portfolio may invest in obligations of domestic and foreign banks and their subsidiaries and branches.

    Within the asset-allocation categories described above, NMIS will allocate the Portfolio's investments among countries (including developing countries), geographic regions and currencies in response to changing market and economic trends. In making geographical allocations of investments, NMIS will consider such factors as the historical and prospective relationships among currencies and governmental policies that influence currency-exchange rates, current and anticipated interest rates, inflation levels and business conditions within various countries, as well as other macroeconomic, social and political factors.

    The Portfolio may invest in or write option contracts, stock index futures contracts, including indexes on specific industries, interest rate futures contracts, foreign currency futures and forward contracts, repurchase agreements and warrants. For a description of these instruments and their risks, see the Statement of Additional Information which is incorporated by reference in the prospectus.

    The Asset Allocation Portfolio may engage in active trading of portfolio securities. This increases the portfolio turnover rate and may increase transaction costs.

MANAGEMENT OF THE FUND AND THE NEW PORTFOLIOS

     Northwestern Mutual Investment Services, LLC is the investment adviser for the Fund and is directly responsible for management of the International Growth and Asset Allocation Portfolios. Northwestern Mutual Investment Services, LLC and the Fund have retained sub-advisers to provide investment advice and, in general, to conduct the investment management program of the T. Rowe Price Small Cap Value Portfolio and the Capital Guardian Domestic Equity Portfolio, subject to the general control of the Board of Directors of the Fund.

     T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 ("T. Rowe Price"), is the sub-adviser for the T. Rowe Price Small Cap Value Portfolio.

     Capital Guardian Trust Company ("Capital Guardian"), 333 South Hope Street, Los Angeles, California 90071, a wholly-owned indirect subsidiary of The Capital Group Companies, Inc., is the subadviser for the Capital Guardian Domestic Equity Portfolio.

PORTFOLIO MANAGERS

NORTHWESTERN MUTUAL INVESTMENT SERVICES, LLC
     Thomas A. Carroll, Managing Director of Northwestern Investment Management Company, joined Northwestern Mutual in 1983 and holds B.B.A. and M.S. degrees from the University of Wisconsin-Madison. Mr. Carroll is a Chartered Financial Analyst, and has primary responsibility for management of the International Growth Portfolio as well as the international equity investments of Northwestern Mutual.
     Ignatius L. Smetek, Managing Director of Northwestern Investment Management Company, joined Northwestern Mutual in 1986. He holds a B.A. degree from the University of Wisconsin -- Milwaukee and an M.S.B.A. from the University of Wisconsin -- Madison, and is a Certified Public Accountant and a Chartered Financial Analyst. Mr. Smetek coordinates the team that is responsible for management of the Asset Allocation Fund. He also manages the pension fund portfolio of Northwestern Mutual.

T. ROWE PRICE ASSOCIATES, INC.
     The T. Rowe Price Small Cap Value Portfolio is managed by an investment advisory committee. Preston G. Athey is the committee chairman and has day-to-day responsibility for managing the Portfolio. Mr. Athey has been chairman of the Portfolio's committee since 2001, joined T. Rowe Price in 1978 and has been managing investments since 1982.

CAPITAL GUARDIAN TRUST COMPANY
     The Capital Guardian Domestic Equity Portfolio is managed by a team of 3 managers with an average of 19 years with Capital Guardian or its affiliates and 21 years investment experience. Each portfolio manager is individually responsible for the portion of the Portfolio assigned to him or her. Each manager then invests his or her portion of the Portfolio in accordance with his or her investment convictions within portfolio guidelines and objectives. The portfolio management team is supported by over 22 research analysts who also manage a portion of the Portfolio.

INVESTMENT ADVISORY FEES AND OTHER EXPENSES

     Each Portfolio pays a monthly fee for investment advisory services at an annual rate based on the aggregate average daily net asset values of the Portfolio. For the Index 500 Stock Portfolio the rate is 0.20%. For the Index 400 Stock Portfolio the rate is 0.25%. For the Select Bond, Money Market and Balanced Portfolios the rate is 0.30%. For the T. Rowe Price Small Cap Value Portfolio the rate is 0.85%. For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

                                         FIRST $50     NEXT $50
PORTFOLIO                                 MILLION       MILLION     EXCESS
---------                                ----------    ---------    ------
J. P. Morgan Select Growth and Income
  Stock................................    0.70%         0.60%      0.55%
Growth Stock...........................    0.60%         0.50%      0.40%
Small Cap Growth Stock.................    0.80%         0.65%      0.50%
Aggressive Growth Stock................    0.80%         0.65%      0.50%
High Yield Bond........................    0.60%         0.50%      0.40%
Franklin Templeton International
  Equity...............................    0.85%         0.65%      0.65%

                                         FIRST $100    NEXT $150
PORTFOLIO                                 MILLION       MILLION     EXCESS
---------                                ----------    ---------    ------
Capital Guardian Domestic Equity.......    0.65%         0.55%      0.50%
International Growth...................    0.75%         0.65%      0.55%
Asset Allocation.......................    0.60%         0.50%      0.40%

     Of the amounts received by NMIS from the Fund, the sub-adviser for the J.P. Morgan Select Growth and Income Stock Portfolio will be paid by NMIS at the annual rate of 0.45% on the first $100 million of the Portfolio's assets, 0.40% on the next $100 million, 0.35% on the next $200 million and 0.30% on assets in excess of $400 million. For the Franklin Templeton International Equity Portfolio the sub-adviser will be paid by NMIS at the annual rate of 0.50% of the Portfolio's assets, reduced to 0.40% on assets in excess of $100 million. For the Capital Guardian Domestic Equity Portfolio the sub-adviser will be paid by NMIS a flat annual fee of $375,000 on the Portfolio's assets of $100 million or less and 0.275% on assets in excess of $100 million. A discount will apply based on total fees paid to Capital Guardian by Northwestern Mutual and its eligible affiliates. For the T. Rowe Price Small Cap Value Portfolio the sub-adviser will be paid at the annual rate of 0.60% of the Portfolio's assets.

     The following table shows the annual expenses for each of the Portfolios which were in operation during 2000, as a percentage of the average net assets of the Portfolio, based on 2000 operations:

                                        INVESTMENT
                                         ADVISORY      OTHER       TOTAL
PORTFOLIO                                  FEE        EXPENSES    EXPENSES
---------                               ----------    --------    --------
Small Cap Growth Stock................    0.62%        0.05%       0.67%
Aggressive Growth Stock...............    0.51%        0.01%       0.52%
Franklin Templeton International
  Equity..............................    0.66%        0.07%       0.73%
Index 400 Stock.......................    0.25%        0.07%       0.32%
Growth Stock..........................    0.42%        0.01%       0.43%
J.P. Morgan Select Growth and Income
  Stock...............................    0.57%        0.00%       0.57%
Index 500 Stock.......................    0.20%        0.00%       0.20%
Balanced..............................    0.30%        0.00%       0.30%
High Yield Bond.......................    0.50%        0.03%       0.53%
Select Bond...........................    0.30%        0.00%       0.30%
Money Market..........................    0.30%        0.00%       0.30%

TAXES AND DIVIDENDS

     The discussion about taxes and dividends in the Fund prospectus applies for the four new Portfolios described in this supplement to the prospectus. For each of the four new Portfolios dividends from net investment income and net capital gains will be declared annually.

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